UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2008

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

In a press release issued on March 7, 2008, Bank of Marin Bancorp announced that its President and Chief Executive Officer, Russell A. Colombo will make a presentation on March 11, 2008 at the West Coast Financial Services Conference in San Francisco.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

A copy of the slide presentation will be available on March 11, 2008, beginning at 7:00 a.m. Pacific Time through Bank of Marin’s home page, www.bankofmarin.com/Bank of Marin Info/News Releases and Current Events/Current Events or directly at http://www.bankofmarin.com/media/news_item.php?ReleaseNumber=117.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number	Description
99.1	Press release dated March 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2008	BANK OF MARIN BANCORP

by:	/s/ Christina J. Cook

Christina J. Cook
Executive Vice President
and Chief Financial Officer